UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 24, 2007

CHAMPION COMMUNICATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12565 (Commission File Number)	76-0448005 (IRS Employer Identification No.)
1610 Woodstead Court, Suite 330
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 362-0144
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On July 24, 2007, the Board of Directors of Champion Communication Services, Inc. (the “Company”) declared a special one-time cash dividend of $0.25 per share of common stock, payable on August 9, 2007, to stockholders of record as of August 3, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION COMMUNICATION SERVICES, INC.
Date: July 30, 2007	By:	/s/ Albert F. Richmond
Albert F. Richmond,
Chief Executive Officer